                                             ANNUAL REPORT  |  December 31, 2002


                                                                      The Strong

                                                                           Value

                                                                            Fund

                              [PHOTO APPEARS HERE]



                                                                   [STRONG LOGO]

                                             ANNUAL REPORT  |  December 31, 2002


                                                                      The Strong

                                                                           Value

                                                                            Fund

Table of Contents

Investment Review

     Strong Value Fund ......................................................  2

Financial Information

     Schedule of Investments in Securities
          Strong Value Fund .................................................  4
     Statement of Assets and Liabilities ....................................  6
     Statement of Operations ................................................  7
     Statements of Changes in Net Assets ....................................  8
     Notes to Financial Statements ..........................................  9

Financial Highlights ........................................................ 13

Report of Independent Accountants ........................................... 14

Directors and Officers ...................................................... 15

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update -- January 1 to December 31, 2002

On December 5, 1996, Federal Reserve Chairman Alan Greenspan publicly voiced concern about what he called the "irrational exuberance" of the stock market. In his opinion, the valuations of far too many common stocks were unjustified. Meanwhile, as the S&P 500 Index appreciated an average of 27.6% per year for the next three years, seasoned investors like Warren Buffet and Julian Robertson found it increasingly difficult to cope with the euphoria of the markets near the end of the bubble. Neither of these seasoned investors wanted to invest in that dangerous environment.

They were wise. March of 2003 will mark the third anniversary of one of the most protracted periods of stock market contraction. As of December 31, 2002, the S&P 500 Index was down 42.4% from its high watermark in 2000, while the Nasdaq had plummeted 73.5%.

The creation of stock market wealth and economic growth are inextricably linked. By definition, the economic value of the market is determined by total U.S. economic production and corporate profitability. During the 20th century, our economy grew at an average rate of 3% real per year. From 2000-2002, the comparable growth rates were 3.8%, 0.3%, and 2.4%, respectively. Strong Financial's economic outlook anticipates 3% real economic growth in 2003, with minimal inflation.

Though it might not seem so nowadays -- particularly after experiencing the euphoria (and returns) of the 1990s -- historically, we live in quite normal times. That is not meant to downplay the many problems that demand solutions today, but simply to place the moment in proper historical perspective.

During the past 100 years, there has only been one time in which the American stock market dropped four years in succession. That occurred during the dark days of the Great Depression (1929-32). Could we once again experience four consecutive years of down markets? It's possible, but history suggests otherwise.

The U.S. economy and stock market are the envy of the world -- and rightly so. Since 1927, the stock market has delivered an average annual return of 10.2%. Unfortunately, stock market bottoms are not obvious, nor are they announced with great fanfare. More often than not, when a market bounces violently off the bottom, few market timers are there to capitalize.

Despite the wall of worries surrounding us these days, at Strong we believe there is a world of opportunity available in the stock market. And while the market may very well trade in a relatively narrow range for the next several years, it's in such "trading range" markets that proven stock-pickers ply their trade and outperform the indexes.

We stand by our belief that if you have an investment horizon of at least five years, you should be served well by owning a well-crafted common stock portfolio.

                                                                 /s/ Dick
                                                                     Dick

Strong Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Value Fund seeks capital growth. The manager, under normal conditions, follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. The catalyst could be a management change, corporate restructuring, a cyclical upturn in an industry, or a new industry trend. Second, the manager looks for large- and medium-capitalization companies with strong balance sheets, experienced management, and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures, such as earnings, cash flow, or asset value. The fourth step is to take a disciplined approach to selling stocks. If a stock's price declines 15% from its average cost and the outlook for the company has deteriorated, the manager will sell the position.


                    Growth of an Assumed $10,000 Investment+
                            From 12-29-95 to 12-31-02

                              [CHART APPEARS HERE]

                                      Lipper Multi-
           The Strong     S&P 500       Cap Core
           Value Fund      Index*     Funds Index*
Dec 96       $11,682      $12,295        $12,047
Dec 97       $14,710      $16,395        $15,212
Dec 98       $16,941      $21,080        $18,055
Dec 99       $16,610      $25,515        $21,805
Dec 00       $18,713      $23,194        $21,077
Dec 01       $18,667      $20,440        $18,809
Dec 02       $15,856      $15,924        $14,720

     +This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Core Funds Index. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

We are pleased to report that in 2002, the Fund once again outperformed the broad-based S&P 500 Index and other relevant market indexes. We understand that relative comparisons are not as important to investors as absolute returns, however, and regret the net decline in the Fund. As the broad equity markets collapsed, the Fund's performance benefited from our defensive and diversified positioning.

Swift action regarding corporate controversies
In 2002, the market suffered severe downside pressure, driven by economic uncertainty, accounting suspicions, corporate governance issues, political uncertainty, and troubling geopolitical developments.

Issues related to corporate governance played a leading role in driving equity prices downward, as widely publicized accounting frauds fanned an investor backlash. The war on terrorism and the potential for a war in Iraq, joined late in the year by renewed rhetoric surrounding North Korea's nuclear program, amplified investor unease.

It is important to put in context the extent of the corporate governance fears that dominated the market in 2002. Although the allegations of fraud were very high-profile, the actual number of these cases was not large -- no greater than the number that emerged at the end of the bull markets of the early 1970s or the late 1980s. While we welcome the investigation into these allegations of fraud, and the punishment of the perpetrators, we believe it is more relevant to consider the positive side of this story: the swift and decisive reaction and reforms that should help to restore investor confidence.

Not only was reform legislation passed quickly, but investigations also produced real reforms in the structure of Wall Street banks, and thus the market. Additionally, many companies have voluntarily moved to increase the amount of information they disclose to investors, and have changed the way they account for some controversial items, such as stock options. It is extremely positive for the markets that these governance issues were aggressively addressed and moved toward resolution. We have no doubt that the decisive response to these issues helped to lay the groundwork for the positive returns the Fund and the broad indicies posted in the fourth quarter of the year.

Carefully selecting stocks

We are bottom-up stock-pickers, not market-timers. But through the first half of the year, as we found fewer companies that were attractive for investment under our stock selection criteria, our cash position grew. This cash did provide a defensive cushion against the plunging markets --and now serves as dry powder as we evaluate new purchase decisions.

The Fund's avoidance of the technology and telecommunication sectors was also beneficial to performance in 2002. We do not try to mimic the Russell 3000 Value Index in our sector weightings, instead allowing our individual stock selections to largely determine our allocations to different areas of the market. As companies in these troubled areas of the market did not fit our stock selection criteria, we did not suffer from the very significant losses many of them endured over the year.

The biggest positive contributor to performance for the year was the Fund's move into the energy sector midyear, particularly a group of oil-field service companies we purchased. We continue to like this group's dynamics, as we believe drilling activity will have to increase in North America in 2003 to offset the slowdown witnessed in 2001 and 2002.

The largest detractors from the Fund's performance were three companies that came under corporate governance scrutiny in the first quarter. Although we retain two of these three positions, believing the companies are healthy, have clean accounting, and are undervalued, the first-quarter hit to their share prices had lasting impact on the Fund's performance.

Prospects for 2003

Looking ahead, we see many of the same crosscurrents that affected the market in 2002 still present into 2003. As a result of these continuing pressures, we expect the markets to remain volatile this year. We see this volatility creating a stock-picker's market -- an environment that we believe could present us with many opportunities to purchase undervalued securities.

We are working diligently to preserve capital and to identify compelling investment opportunities that we believe will produce positive returns going forward. We continue to believe that investors who can look past the current turmoil will be rewarded over the next year to 18 months, as the economy regains its footing and corporate reforms help restore confidence in the markets.

We thank you for your trust in the Strong Value Fund.

Laura J. Sloate
Portfolio Manager

Average Annual Total Returns
As of 12-31-02
---------------------------------------------

          1-year                      -15.06%

          3-year                       -1.54%

          5-year                        1.51%

          Since Fund Inception          6.80%
          (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

                                                                               3

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Core Funds Index is an equally weighted performance index of the 30 largest funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                 December 31, 2002
-----------------------------------------------------------------------

                       STRONG VALUE FUND

                                                Shares or
                                                Principal       Value
                                                 Amount        (Note 2)
----------------------------------------------------------------------
Common Stocks 69.6%
Aerospace - Defense 0.3%
Northrop Grumman Corporation                      1,200     $  116,400

Banks - Money Center 4.1%
Citigroup, Inc.                                  49,241      1,732,791

Beverages - Alcoholic 0.9%
Anheuser-Busch Companies, Inc.                    8,000        387,200

Commercial Services - Miscellaneous 1.5%
ChoicePoint, Inc. (b)                            15,800        623,942

Cosmetics - Personal Care 1.1%
Avon Products, Inc.                               9,000        484,830

Diversified Operations 3.2%
Alleghany Corporation (b)                         1,000        177,500
Berkshire Hathaway, Inc. Class B (b)                215        520,945
General Electric Company                         26,300        640,405
                                                            ----------
                                                             1,338,850

Finance - Consumer/Commercial Loans 3.5%
CIT Group, Inc.                                  45,800        897,680
SLM Corporation                                   5,500        571,230
                                                            ----------
                                                             1,468,910

Finance - Equity REIT 4.0%
Alexander's, Inc. (b)                             3,800        245,290
Plum Creek Timber Company, Inc.                     800         18,880
Vornado Realty Trust                             38,000      1,413,600
                                                            ----------
                                                             1,677,770

Finance - Investment Management 2.7%
State Street Corporation                         15,600        608,400
W.P. Stewart & Company, Ltd.                     30,000        537,600
                                                            ----------
                                                             1,146,000

Finance - Publicly Traded Investment
   Funds - Equity 9.6%
Diamonds Trust Series I                           4,000        334,520
iShares Trust Russell 3000 Value Index Fund       8,500        504,475
iShares Trust S&P 500/Barra Value Index Fund     13,500        580,905
Standard & Poor's Depositary Receipt Trust
   Unit Series 1                                 20,000      1,765,800
Standard & Poor's MidCap 400
   Depository Receipts                           11,000        865,150
                                                            ----------
                                                             4,050,850

Financial Services - Miscellaneous 1.6%
American Express Company                         19,200        678,720

Food - Miscellaneous Preparation 0.9%
General Mills, Inc.                               8,400        394,380

Insurance - Diversified 3.9%
American International Group, Inc.               28,780      1,664,923

Media - Books 0.2%
Scholastic Corporation (b)                        2,000         71,900

Media - Cable TV 2.3%
Cox Communications, Inc. Class A (b)             19,500        553,800
Liberty Media Corporation Series A (b)           48,443        433,080
                                                            ----------
                                                               986,880

Media - Radio/TV 3.0%
Spanish Broadcasting System, Inc. Class A (b)    61,300        441,360
Viacom, Inc. Class B (b)                         20,500        835,580
                                                            ----------
                                                             1,276,940

Medical - Drug/Diversified 1.0%
Johnson & Johnson                                 7,500        402,825

Medical - Ethical Drugs 1.8%
Bristol-Myers Squibb Company                     17,000        393,550
Pfizer, Inc.                                     12,000        366,840
                                                            ----------
                                                               760,390

Medical - Hospitals 0.3%
Tenet Healthcare Corporation (b)                  6,500        106,600

Medical - Products 1.1%
Baxter International, Inc.                        6,000        168,000
Guidant Corporation (b)                           9,000        277,650
                                                            ----------
                                                               445,650

Office - Equipment & Automation 1.2%
Pitney Bowes, Inc.                               16,000        522,560

Oil & Gas - Field Services 1.2%
Schlumberger, Ltd.                               12,400        521,916

Oil & Gas - International Integrated 1.2%
Royal Dutch Petroleum Company                    11,500        506,230

Oil & Gas - Machinery/Equipment 2.1%
NATCO Group, Inc. Class A (b)                    48,100        302,068
Smith International, Inc. (b)                    18,200        593,684
                                                            ----------
                                                               895,752

Oil & Gas - Production/Pipeline 3.2%
Kinder Morgan Management LLC (b)                 43,289      1,367,500

Retail - Apparel/Shoe 0.4%
Factory 2-U Stores, Inc. (b)                     55,000        187,605

Retail - Department Stores 1.7%
Federated Department Stores,  Inc. (b)           25,700        739,132

Retail - Restaurants 2.1%
Yum! Brands, Inc. (b)                            36,800        891,296

Retail/Wholesale - Auto Parts 2.0%
Advanced Auto Parts, Inc. (b)                    17,400        850,860

Retail/Wholesale - Jewelry 1.1%
Tiffany & Company                                19,000        454,290

Soap & Cleaning Preparations 1.9%
The Procter & Gamble Company                      9,600        825,024

Textile - Apparel Manufacturing 1.0%
Polo Ralph Lauren Corporation (b)                19,000        413,440

Utility - Electric Power 2.3%
Public Service Enterprise Group, Inc.            13,900        446,190
TXU Corporation                                  29,000        541,720
                                                            ----------
                                                               987,910
Utility - Gas Distribution 1.2%
NiSource, Inc.                                   25,000        500,000
                                                            ----------
Total Common Stocks (Cost $28,905,239)                      29,480,266
                                                            ----------

----------------------------------------------------------------------------

                                                     Shares or
                                                     Principal     Value
                                                     Amount       (Note 2)
----------------------------------------------------------------------------
Preferred Stocks 0.5%
Media - Newspapers 0.5%
News Corporation, Ltd. Sponsored ADR                   10,000  $     226,500

Medical/Dental - Services 0.0%
Fresenius Medical Care Holdings, Inc.
   Class D                                              8,500            697
----------------------------------------------------------------------------
Total Preferred Stocks (Cost $201,200)                               227,197
----------------------------------------------------------------------------
Short-Term Investments (a) 28.0%
Money Market Funds 23.6%
Strong Heritage Money Fund -
   Institutional Class (d)                         10,000,000     10,000,000

Repurchase Agreements 4.4%
ABN AMRO Inc. (Dated 12/31/02), 1.25%,
   Due 1/02/03 (Repurchase proceeds $300,021);
   Collateralized by: United States
   Government & Agency Issues (c)                 $   300,000        300,000
State Street Bank (Dated 12/31/02), 1.00%,
   Due 1/02/03 (Repurchase proceeds $1,545,986);
   Collateralized by: United States
   Government & Agency Issues (c)                   1,545,900      1,545,900
                                                               -------------
                                                                   1,845,900
----------------------------------------------------------------------------
Total Short-Term Investments (Cost $11,845,900)                   11,845,900
----------------------------------------------------------------------------
----------------------------------------------------------------------------
Total Investments in Securities (Cost $40,952,339) 98.1%          41,553,363
Other Assets and Liabilities, Net 1.9%                               789,705
----------------------------------------------------------------------------
Net Assets 100.0%                                              $  42,343,068
============================================================================
----------------------------------------------------------------------------
Securities Sold Short
----------------------------------------------------------------------------
                                                     Shares or
                                                     Principal     Value
                                                     Amount       (Note 2)
----------------------------------------------------------------------------
Citigroup, Inc.                                         8,700     ($ 306,153)
   (Total Proceeds $267,764)

WRITTEN OPTIONS ACTIVITY
---------------------------------------------------------------------
                                                     Contracts     Premiums
---------------------------------------------------------------------
Options outstanding at beginning of year                   --     $       --
Options written during the year                            25          3,325
Options closed                                            (25)        (3,325)
Options expired                                            --             --
Options exercised                                          --             --
                                                       ------     ----------
Options outstanding at end of year                         --     $       --
                                                       ======     ==========

LEGEND
---------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year and investments in money market funds.

(b) Non-income producing security.

(c) See Note 2(J) of Notes to Financial Statements.

(d) Affiliated issuer. (See Note 7 of Notes to Financial Statements.)

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 2002

                                                                             Strong
                                                                           Value Fund
                                                                           ----------
Assets:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $30,952,339)                           $31,553,363
     Affiliated Issuers (Cost of $10,000,000)                              10,000,000
   Deposit for Short Sales                                                    267,764
   Receivable for Securities Sold                                             811,050
   Receivable for Fund Shares Sold                                                 35
   Dividends and Interest Receivable                                           42,757
   Other Assets                                                                15,110
                                                                          -----------
   Total Assets                                                            42,690,079

Liabilities:
   Securities Sold Short, at Value (Proceeds of $267,764)                     306,153
   Payable for Fund Shares Redeemed                                             5,195
   Accrued Operating Expenses and Other Liabilities                            35,663
                                                                          -----------
   Total Liabilities                                                          347,011
                                                                          -----------
Net Assets                                                                $42,343,068
                                                                          ===========

Net Assets Consist of:
   Capital Stock (Par Value and Paid-in Capital)                          $43,814,192
   Undistributed Net Investment Income (Loss)                                      --
   Undistributed Net Realized Gain (Loss)                                  (2,033,759)
   Net Unrealized Appreciation/Depreciation                                   562,635
                                                                          -----------
   Net Assets                                                             $42,343,068
                                                                          ===========

Capital Shares Outstanding (Unlimited Number Authorized)                    4,667,418

Net Asset Value Per Share                                                 $      9.07
                                                                          ===========

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------------------------------------
For the Year Ended December 31, 2002



                                                                                                    Strong
                                                                                                  Value Fund
                                                                                                  ----------
Income:
   Dividends - Unaffiliated Issuers (net of foreign withholding taxes of $1,233)                 $    484,272
   Dividends - Affiliated Issuers                                                                      85,395
   Interest                                                                                           155,863
                                                                                                 ------------
   Total Income                                                                                       725,530

Expenses:
   Investment Advisory Fees                                                                           344,322
   Administrative Fees                                                                                137,729
   Custodian Fees                                                                                       5,965
   Shareholder Servicing Costs                                                                        159,678
   Reports to Shareholders                                                                             81,141
   Other                                                                                               30,029
                                                                                                 ------------
   Total Expenses before Expense Offsets                                                              758,864
   Expense Offsets (Note 3)                                                                              (990)
                                                                                                 ------------
   Expenses, Net                                                                                      757,874
                                                                                                 ------------
Net Investment Income (Loss)                                                                          (32,344)

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
     Investments                                                                                   (1,371,614)
     Written Options                                                                                    2,022
     Short Positions                                                                                   83,960
                                                                                                 ------------
     Net Realized Gain (Loss)                                                                      (1,285,632)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                                                   (6,310,311)
     Short Positions                                                                                  (38,389)
                                                                                                 ------------
     Net Change in Unrealized Appreciation/Depreciation                                            (6,348,700)
                                                                                                 ------------
Net Gain (Loss) on Investments                                                                     (7,634,332)
                                                                                                 ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                                  ($ 7,666,676)
                                                                                                 ============


                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                    Strong Value Fund
                                                                                             --------------------------------
                                                                                               Year Ended         Year Ended
                                                                                             Dec. 31, 2002      Dec. 31, 2001
                                                                                             -------------      -------------
Operations:
   Net Investment Income (Loss)                                                             ($     32,344)      $     241,917
   Net Realized Gain (Loss)                                                                     (1,285,632)         3,068,466
   Net Change in Unrealized Appreciation/Depreciation                                           (6,348,700)        (3,492,307)
                                                                                             -------------      -------------
   Net Increase (Decrease) in Net Assets Resulting from Operations                              (7,666,676)          (181,924)

Distributions:
   From Net Investment Income                                                                      (13,859)          (228,058)
   From Net Realized Gains                                                                        (379,682)        (2,709,631)
                                                                                             -------------      -------------
   Total Distributions                                                                            (393,541)        (2,937,689)

Capital Share Transactions:
   Proceeds from Shares Sold                                                                    11,072,596         19,184,714
   Proceeds from Reinvestment of Distributions                                                     380,180          2,830,944
   Payment for Shares Redeemed                                                                 (12,723,391)       (19,055,114)
                                                                                             -------------      -------------
   Net Increase (Decrease) in Net Assets from Capital Share Transactions                        (1,270,615)         2,960,544
                                                                                             -------------      -------------
Total Increase (Decrease) in Net Assets                                                         (9,330,832)         (159,069)

Net Assets:
   Beginning of Year                                                                            51,673,900        51,832,969
                                                                                             -------------      -------------
   End of Year                                                                               $  42,343,068      $ 51,673,900
                                                                                             =============      =============
   Undistributed Net Investment Income (Loss)                                                $           -      $      13,859

Transactions in Shares of the Fund:
   Sold                                                                                          1,112,212          1,738,092
   Issued in Reinvestment of Distributions                                                          35,497            266,520
   Redeemed                                                                                     (1,281,643)        (1,739,563)
                                                                                             -------------      -------------
   Net Increase (Decrease) in Shares of the Fund                                                  (133,934)           265,049
                                                                                             =============      =============

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 2002


1.  Organization
    Strong Value Fund (a series of Strong Equity Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

2.  Significant Accounting Policies
    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

    (A) Security Valuation -- Securities of the Fund are valued each business day at the last sales price or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Fund's net asset values on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

        The Fund may own certain investment securities that are restricted as to resale or are deemed illiquid. Illiquid securities are either Section 4(2) commercial paper, are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or have been deemed illiquid based upon guidelines established by the Fund's Board of Directors. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted and illiquid securities. The Fund held no restricted or illiquid securities at December 31, 2002.

    (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

        Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

        The Fund generally pays dividends from net investment income quarterly and distributes net capital gains, if any, that it realizes at least annually.

    (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

    (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

        Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

    (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. The Fund designates liquid securities as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------
December 31, 2002

    (F) Options -- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option.
        Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. The Fund designates liquid securities as collateral on open options contracts.

    (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

    (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    (I) Short Positions -- The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Fund is liable for any dividends payable on securities while those securities are in a short position. If the Fund sells securities short while also holding the long position, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

    (J) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

    (K) Directed Brokerage -- The Fund directs certain portfolio trades to brokers who, in turn, pay a portion of the Fund's expenses. Such amounts are included in Expense Offsets reported in the Fund's Statement of Operations.

    (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations and in Note 3.

    (M) Securities Lending -- The Fund has entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in the Deutsche Daily Assets Fund. At December 31, 2002, the Fund had no securities on loan.

        The primary risk associated with securities lending is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral.

    (N) Expenses-- The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

    (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

    (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

--------------------------------------------------------------------------------

3.  Related Party Transactions

    The Advisor provides investment advisory and related services to the Fund. Effective November 30, 2001, Strong Investor Services, Inc. (the "Administrator") provides administrative, shareholder recordkeeping and related services to the Fund. Prior to November 30, 2001, the Advisor provided these services. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administrative fees, which are established by the terms of the advisory and administrative agreements, are based on an annualized rate of 0.75% and 0.30%, respectively, of the average daily net assets of the Fund. The Investment Advisory fees are 0.75% for the first $4 billion, 0.725% for $4 to $6 billion, and 0.70% thereafter.

    The Fund's Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other in the Fund's Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the shareholder servicing expenses incurred by the Fund and are included in Expense Offsets reported in the Fund's Statement of Operations. The Administrator is also compensated for certain other services related to costs incurred for reports to shareholders.

    Sloate, Weisman, Murray & Company, Inc. ("Sloate") manages the investments of the Fund under a subadvisory agreement with the Advisor. Sloate is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. In addition, Sloate directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Sloate by the Fund for the year ended December 31, 2002 totaled $1,769.

    The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities.

    For the year ended December 31, 2002, the Fund had earnings credits of $990.

    The amount payable to the Advisor or Administrator at December 31, 2002, shareholder servicing and other expenses paid to the Administrator, transfer agency banking charges and unaffiliated directors' fees for the year ended December 31, 2002 were $17,568, $160,345, $1,382 and $1,361, respectively.

4.  Line of Credit

    The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. For the year ended December 31, 2002, there were no borrowings by the Fund under the LOC.

5.  Investment Transactions

    The aggregate purchases and sales of long-term securities during the year ended December 31, 2002 were $64,127,756 and $64,458,633, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2002.

6.  Income Tax Information

    At December 31, 2002, the cost of investments in securities for federal income tax purposes was $41,619,963. Net unrealized depreciation of securities was $66,600 consisting of gross unrealized appreciation and depreciation of $1,425,678 and $1,492,278, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2002, distributable ordinary income and distributable long-term capital gains were $0 and $0, respectively.

    The tax components of dividends paid during the years ended December 31, 2002 and 2001, capital loss carryovers (expiring in 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax

--------------------------------------------------------------------------------
December 31, 2002

    purposes until the first day of the following fiscal year, are:

                                        2002 Income Tax Information                            2001 Income Tax Information
                        -------------------------------------------------------------         -----------------------------
                           Ordinary      Long-Term       Net Capital                            Ordinary        Long-Term
                            Income      Capital Gains       Loss         Post-October            Income       Capital Gains
                        Distributions   Distributions    Carryovers         Losses            Distributions   Distributions
                        -------------   -------------    ----------      ------------         -------------   -------------
Strong Value Fund          $13,859        $379,682       $1,349,851        $16,284              $2,025,228      $912,461

    For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2002, which is designated as qualifying for the dividends-received deduction, is 100.0% (unaudited).

7.  Investments in Affiliates

    Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer, and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended December 31, 2002 is as follows:

                                                                                                                  Investment
                                      Balance of        Gross       Gross Sales    Balance of        Value          Income
                                     Shares Held      Purchases       and          Shares Held      Dec. 31,     Jan. 1, 2002 -
                                     Jan. 1, 2002   and Additions   Reductions    Dec. 31, 2002       2002       Dec. 31, 2002
                                     ------------   -------------   ----------    -------------   ------------   --------------
Strong Value Fund
-----------------
Strong Heritage Money Fund -
   Institutional Class                   --          10,000,000         --         10,000,000     $ 10,000,000      $85,395

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
STRONG VALUE FUND
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                      ----------------------------------------------------------
                                                                       Dec. 31,       Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
Selected Per-Share Data/(a)/                                             2002           2001       2000       1999       1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $  10.76       $ 11.43   $   12.31   $ 14.95     $ 13.77
Income From Investment Operations:
   Net Investment Income (Loss)                                          (0.01)         0.05        0.01      0.06        0.08
   Net Realized and Unrealized Gains (Losses) on Investments             (1.60)        (0.09)       1.40     (0.36)       1.97
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                      (1.61)        (0.04)       1.41     (0.30)       2.05
Less Distributions:
   From Net Investment Income                                            (0.00)/(b)/   (0.05)      (0.01)    (0.06)      (0.07)
   From Net Realized Gains                                               (0.08)        (0.58)      (2.28)    (2.28)      (0.80)
------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                   (0.08)        (0.63)      (2.29)    (2.34)      (0.87)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $   9.07       $ 10.76   $   11.43   $ 12.31  $    14.95
================================================================================================================================
Ratios and Supplemental Data
   Total Return                                                          -15.1%         -0.3%      +12.7%     -2.0%      +15.2%
   Net Assets, End of Period (In Millions)                            $     42       $    52   $      52   $    58  $       91
   Ratio of Expenses to Average Net Assets before Expense Offsets          1.7%          1.6%        1.5%      1.4%        1.3%
   Ratio of Expenses to Average Net Assets                                 1.7%          1.6%        1.5%      1.4%        1.3%
   Ratio of Net Investment Income (Loss) to Average Net Assets            (0.1%)         0.5%        0.1%      0.3%        0.5%
   Portfolio Turnover Rate                                               201.0%        151.3%      149.0%    103.8%       92.6%

   (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
   (b) Amount calculated is less than $0.005.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Strong Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Value Fund (a series of Strong Equity Funds, Inc., hereafter referred to as the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2003

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

 Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 28 registered open-end management investment companies consisting of 73 mutual funds ("Strong Funds").

*Richard S. Strong (DOB 5-12-42), Director of Strong Funds since 1981 and
 Chairman of the Board of the Strong Funds since October 1991.
    Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator) since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

 Willie D. Davis (DOB 7-24-34), Director of Strong Funds since July 1994.
    Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990; Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998; Bassett Furniture Industries, Inc. since 1997; Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994; Johnson Controls, Inc. (an industrial company) since 1992; MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/ hotel company) since 1990; Dow Chemical Company since 1988; Kmart Corporation (a discount consumer products company) since 1985; Sara Lee Corporation (a food/consumer products company) since 1983; Alliance Bank since 1980; and Alliance Insurance
 (formerly the Fireman's Fund) (an insurance company) from 1975 to 1990; Trustee of the University of Chicago since 1980 and Marquette University since 1988.

 Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.
    Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002; Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen, Mr. Greer provided representation to the Independent Directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen has provided representation to the Independent Directors of the Strong Funds since 1991.

 Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.
    Mr. Kritzik has been Partner of Metropolitan Associates since 1962; Director of Aurora Health Care since September 1987; Wisconsin Health Information Network since November 1997; and Health Network Ventures, Inc. from 1992 to April 2000; Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

 Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.
    Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001; former President of the Reserve Homeowners Association.

 William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.
    Mr. Vogt has been Senior Vice President of IDX Systems Corporation since June 2001; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; Executive Director of University Physicians of the University of Colorado from April 1982 to June 1990; former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Susan A. Hollister (DOB 7-8-68), Vice President and Assistant Secretary of the Strong Funds since July 2000.
   Ms. Hollister has been Associate Counsel of Strong Financial Corporation since December 2001; Associate Counsel of the Advisor from July 1999 to December 2001; Assistant Executive Vice President and Assistant Secretary of the Advisor since November 2002; Assistant Secretary of Strong Investor Services, Inc. since November 2002; Assistant Executive Vice President of the Advisor from April 2001 to December 2001; Assistant Secretary of the Advisor from August 2000 to December 2001; Vice President of the Advisor from August 2000 to April 2001; Deposit Operations Supervisor for First Federal Savings Bank, LaCrosse - Madison from December 1993 to August 1996. From August 1996 to May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.
   Mr. Smirl has been Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor since December 2001; Senior Counsel of Strong Financial Corporation since December 2001; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor") since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.
   Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2002; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2002; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.
   Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc. since July 2001; Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999; Accounting and Business Advisory Manager at Arthur Andersen LLP (Milwaukee office) from May 1992 to May 1997; Accountant at Arthur Andersen LLP from June 1987 to May 1992.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.
   Mr. Zoeller has been Secretary of the Advisor since December 2001; Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc. since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; Treasurer and Controller of the Advisor from October 1991 to February 1998; Controller of the Advisor from August 1991 to October 1991; Assistant Controller of the Advisor from August 1989 to August 1991; Senior Accountant at Arthur Andersen LLP from September 1986 to August 1989.

   Except for Messrs. Davis, Kritzik, Vogt, and Malicky, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047.

   The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Susan A. Hollister, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee,Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee,Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee,Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee,Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee,Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT30267 03-03

Strong Investments
P.O. Box 2936   |    Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                                 AVAL/WH32701202